UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 2, 2020

BED BATH & BEYOND INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083

(Address of principal executive offices) (Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2020, Bed Bath & Beyond Inc. (the “Company”) announced that its President and Chief Executive Officer, as well as his direct reports, including the other current executive officers of the Company, agreed to a 30% temporary reduction in their base salaries effective with the payroll period commencing April 5, 2020, through May 2, 2020. The following table sets forth the current salary and the temporary reduced salary for the Company’s President and Chief Executive Officer, Chief Financial Officer and Treasurer and Executive Vice President, Chief Merchandising Officer:

Officer	Current Annual Salary	Temporary Annual Salary
Mark J. Tritton	$1,200,000	$840,000
Robyn D’Elia	$750,000	$525,000
Joseph Harstig	$700,000	$490,000

The salary reductions will not modify rights under any applicable agreements between the executives and the Company with respect to the calculation of any annual or long term incentive awards or severance. Additionally, each of the executives agreed that the salary reduction will not constitute “good reason”, “constructive termination” or breach under any agreement between the executive and the Company, and will not confer or trigger any additional rights or entitlements for the executives from the Company or any of its affiliates.

Item 7.01	Regulation FD Disclosure.

On April 2, 2020, the Company issued a press release announcing a further update to its COVID-19 response. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Bed Bath & Beyond Inc. on April 2, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: April 2, 2020	By:	/s/ Robyn M. D’Elia
Robyn M. D’Elia
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)